SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                                FORM 8-K


                              CURRENT REPORT
Pursuant to section 13 of 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 13, 1999


                            Network Six, Inc.
           (Exact name of registrant as specified in its charter)

                     Commission File No. 0-21038

hode Island                          05-036-6090
(State or other jurisdiction of    (I.R.S. Employer Identification No.)
  incorporation or organization)


             475 Kilvert Street, Warwick, Rhode Island  02886
          (Address of principal executive offices, including zip code)

                            (401) 732-9000
            (Registrant's telephone number, including area code)

Item 5.     Other Events

     The January 13, 1999 Press Release of the Registrant attached hereto as EXHIBIT 99 is incorporated herein by reference.

Item 7 (c).    Exhibits

     99   Press Release, dated January13,1999, of Network Six, Inc.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Network Six, Inc.
                                     -----------------------
                                    (Registrant)

Date:  January 13, 1999      By: /s/ Dorothy M. Cipolla
                                ----------------------
                                    Dorothy M. Cipolla
                                    Chief Financial Officer

                         Network Six, Inc.
                   Current Report on Form 8-K
                     Dated January 13, 1999

                            Exhibit Index

Exhibit
   No.                      Exhibits

99                          Press Release dated January 13, 1999


                           EXHIBIT 99

NETWORK SIX RECEIVES CONTRACT AMENDMENT
FOR ENHANCING INRHODES COMPUTER SYSTEM


                                 Kenneth C. Kirsch, President and CEO
                                 Or
                                 Dorothy M. Cipolla, CFO and Treasurer
                                 January 13, 1999

Network Six, Inc. of Warwick, Rhode Island announced that the State of Rhode Island, Department of Administration, has increased its contract with the Company for an additional $2.5 million for enhancing the State's InRHODES computer system. This brings the total value of Network Six's contract with the State for InRHODES-related work to $5.3 million. In early 1998, the State extended Network Six's contract through June 30, 1999.

InRHODES is a comprehensive computer system that integrates data and functions for the Family Independence Program (formerly known as Aid to Families with Dependent Children and Pathways to Independence), Food Stamps, Child Support Enforcement, Medicaid Eligibility and General Public Assistance programs. The funds are necessary to enhance InRHODES to meet federal and state welfare reform requirements.

Kenneth C. Kirsch, Network Six's President and CEO, commented, "We are pleased to continue to provide software development and information technology services to the Department of Human Services and to the Department of Administration, Division of Taxation - Child Support Enforcement, both of whom utilize the InRHODES system."

              * * * * * * * * * * * * * * * * * * * * * * * * *

Network Six is a full service systems integrator, providing information technology solutions that enable its customers to become more effective
and efficient.   Network Six's services include strategic planning,
management consulting, network design, network and application implementation, training, outsourcing, maintenance and support. Network Six's stock is traded on the Nasdaq SmallCap Market under the symbol NWSS. Its website is http://www.networksix.com.

This report contains forward-looking statements reflecting the Company's expectations or beliefs concerning future events that could materially affect Company performance in the future. All forward-looking statements are subject to the risks and uncertainties inherent with predictions and forecasts. Please refer to the company's 10K for December 31, 1997 or 10Q's for March 31 or June 30, 1998 or September 30, 1998 for more discussion.